 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _____________________________
FORM 8-K
 _____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 10, 2016

_____________________________
BMC STOCK HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 _____________________________

Delaware (State or other jurisdiction of incorporation)	1-36050 (Commission File Number)	26-4687975 (IRS Employer Identification No.)
Two Lakeside Commons
980 Hammond Drive NE, Suite 500
Atlanta, GA 30328
(Address of principal executive offices) (Zip Code)
(678) 222-1219
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report )

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07.    Submission of Matters to a Vote of Security Holders.
BMC Stock Holdings, Inc. (the “Company”) held its 2016 Annual Meeting of Stockholders (the “Annual Meeting”) on May 10, 2016. There were 65,338,859 shares of common stock entitled to vote at the Annual Meeting and 50,088,636 shares were represented in person or by proxy at the Annual Meeting (approximately 77% of shares entitled to vote). Each of the proposals was approved, and each of the director nominees was elected, by the vote of the stockholders at the Annual Meeting. The results of the matters submitted to a vote of the stockholders at the Annual Meeting were as follows:

Proposal 1: To elect the following Class III directors to hold office until the 2019 Annual Meeting of Stockholders and until their respective successors are elected and qualified:

	Votes For	Votes Withheld	Broker Non-Votes
Peter C. Alexander	49,717,757	302,550	68,329
Carl R. Vertuca, Jr.	49,741,552	278,755	68,329

Proposal 2: To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016:

For	Against	Abstain	Broker Non-Votes
49,828,456	164,325	95,855	0

Proposal 3: To approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
49,168,913	725,771	125,623	68,329

Proposal 4: To approve, on a non-binding, advisory basis, the preferred frequency (once every one year, two years or three years) with which stockholders of the Company will have a non-binding, advisory vote on the compensation of the Company’s named executive officers:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
48,197,255	158,519	995,775	668,758	68,329

The Company has determined, consistent with its recommendation to the stockholders and in light of the advisory voting results, to include an advisory vote on the compensation of the Company’s named executive officers in its annual meeting proxy materials every year until such time as the next advisory vote is submitted to the stockholders regarding the frequency of advisory votes on the compensation of the Company’s named executive officers or the Company otherwise determines that a different frequency for such advisory votes is in the best interests of the stockholders.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 17, 2016

BMC STOCK HOLDINGS, INC.

By:	/s/ James F. Major, Jr.
Name:	James F. Major, Jr.
Title:	Executive Vice President, Chief Financial Officer and Treasurer